BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
9/4/02  	Barclays Bank PLC

Shares            Price         Amount
1,675,000  	$ 100.00	$1,675,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.01        N/A 	 0.17%	            0.33%

Broker
Barclays Capital Inc.

Underwriters of Barclays Bank PLC

Underwriters*      	             Principal Amount*
                                      $1,000,000,000

*Principal amount of underwriters were
 not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
9/26/02  	Archer Daniels Midland Company

Shares            Price         Amount
2,025,000  	$ 99.26		$2,010,015

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.88        N/A 	 0.41%	            0.77%

Broker
Salomon Brothers, Inc.

Underwriters of Archer Daniels Midland Company

Underwriters                             Principal Amount
Salomon Smith Barney, Inc.                 $ 150,000,000
Banc of America Securities, LLC		     125,500,000
J.P. Morgan Securities, Inc.                 125,500,000
ABN AMRO Inc.                                 16,500,000
Credit Suisse First Boston Corp.              16,500,000
Deutsche Bank Securities, Inc.                16,500,000
Goldman, Sachs & Co.                          16,500,000
HSBC Securities (USA), Inc.		      16,500,000
Merrill Lynch, Pierce, Fenner, & Smith        16,500,000
Total					   $ 500,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/02/02  	Conoco Phillips

Shares            Price         Amount
955,000	        $ 98.75		$943,063

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.00        N/A 	 0.16%	            0.29%

Broker
Salomon Smith Barney, Inc.

Underwriters of Conoco Phillips


Underwriters*      	             Principal Amount*
                                      $ 600,000,000

*Principal amount of underwriters were
 not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/20/02	Household Finance Corp.

Shares            Price         Amount
1,160,000   	  $99.37	$115,269,200

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45        N/A 	 0.12%	           0.23%

Broker
Lehman Brothers, Inc.

Underwriters of Household Finance Corp.

Underwriters     	             Principal Amount
J.P. Morgan Securities, Inc.               $ 280,900,000
Lehman Brothers, Inc. 			     280,800,000
Morgan Stanley & Co., Inc.                   280,800,000
ABN AMRO, Inc.                                22,500,000
Banc of America Securities, LLC               22,500,000
Banc One Capital Markets, Inc.     	      22,500,000
BNP Paribas Securities Corp.                  22,500,000
Credit Suisse First Boston Corp.              22,500,000
Deutsche Bank Securities, Inc.                22,500,000
UBS Warburg LLC                               22,500,000
Total				          $1,000,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/21/02        Washington Mutual

Shares            Price         Amount
820,000   	  $99.52	$816,064

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.35        N/A 	 0.11%	           0.28%

Broker
Lehman Brothers, Inc.

Underwriters of Washington Mutual

Underwriters           	                 Principal Amount
J.P. Morgan Securities, Inc.               $ 200,000,000
Lehman Brothers, Inc. 			     200,000,000
Morgan Stanley & Co., Inc.                   200,000,000
ABN AMRO, Inc.                                30,000,000
Bear, Stearns & Co., Inc.                     30,000,000
BNY Capital Markets, Inc.       	      30,000,000
Wachovia Securities, Inc.                     30,000,000
Keefe, Bruyette & Woods, Inc                  20,000,000
The Williams Capital Group, L.P.              10,000,000
Total					   $ 750,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
1/23/03  	Georgia-Pacific Corp.

Shares            Price         Amount
310,000  	$ 99.36 	$308,016

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.13        N/A 	 0.04%	            0.09%

Broker
Banc of America

Underwriters of Georgia-Pacific Corp.

Underwriters*          	                 Principal Amount*
                                           $700,000,000

*Principal amount of underwriters were not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/31/03	National Rural Utiliites

Shares            Price         Amount
2,285,000  	  $99.64	$2,276,774

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.60        N/A 	 0.46%	           0.95%

Brokers
ABN Amro Holding, Bank of America Securities LLC,
JPMorgan Chase Bank, and Lehman Brothers, Inc.

Underwriters of National Rural Utilities

Underwriters                                Principal Amount
ABN AMRO, Inc.                                 $100,000,000
Banc of America Securities LLC			100,000,000
J.P. Morgan Securities, Inc.                    100,000,000
Lehman Brothers, Inc. 			        100,000,000
Banc One Capital Markets                          7,292,000
BMO Nesbitt Burns, Inc.				  7,292,000
Comerica Securities				  7,292,000
Credit Lyonnais Securities 			 18,750,000
Mizuho International PLC                          7,292,000
PNC Capital Markets                               7,292,000
Scotia Capital, Inc.                             18,750,000
TD Securities                                     7,292,000
UBS Warburg                                      18,750,000
Total			                       $500,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/06/03	Boeing Co.

Shares            Price         Amount
1,290,000   	 $99.46 	$1,283,034

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45        N/A 	 0.22%	           0.45%

Broker
First Boston Brokerage Co.

Underwriters of Boeing Co.

Underwriters                                Principal Amount
Credit Suisse First Boston Corp.	       $140,000,000
Deutsche Bank Securities, Inc.			140,000,000
J.P. Morgan Securities, Inc.                    140,000,000
Banc of America Securities LLC			 10,200,000
Banc One Capital Markets                         10,200,000
Barclays Capital				 10,200,000
BNP Paribas					 10,200,000
Credit Lyonnais Securities 			 10,200,000
Merrill Lynch & Co.                              10,200,000
Morgan Stanley                                   10,200,000
Salomon Smith Barney				 10,200,000
UBS Warburg                                      10,200,000
Wachovia Securities, Inc.                        10,200,000
ABN AMRO, Inc.                                    5,200,000
Bayerische Landesbank (US)                        5,200,000
BBVA Securities, Inc.                             5,200,000
BNY Capital Markets                               5,200,000
Daiwa Securities SMBC                             5,200,000
McDonald Investments, Inc.                        5,200,000
Mitsubishi Trust International                    5,200,000
Mizuho International PLC                          5,200,000
PNC Capital Markets                               5,200,000
RBC Dominion Securities                           5,200,000
Royal Bank of Scotland PLC                        5,200,000
SG Cowen Securities Corp.                         5,200,000
Standard Chartered Bank                           5,200,000
Tokyo-Mitsubishi International PLC                5,200,000
US Bancorp Piper Jaffray                          5,200,000
Total					       $600,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/06/03	Goldman Sachs Group, Inc.

Shares            Price         Amount
1,445,000   	 $100.00	$1,445,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.88        N/A 	 0.07%	           0.15%

Broker
Goldman Sachs and Co.

Underwriters of Goldman Sachs Group, Inc.

Underwriters                             Principal Amount
Goldman Sachs and Co.                    $1,600,000,000
ABN AMRO, Inc.                               16,000,000
Banc of America Securities LLC		     16,000,000
Banc One Capital Markets                     16,000,000
Banco Santander Central Hispano, S.A.        16,000,000
Bank Brussels Lambert S.A.                   16,000,000
BNP Paribas                                  16,000,000
BNY Capital Markets, Inc.                    16,000,000
Commerzbank Capital Markets Corp.            16,000,000
Credit Agricole Indosuez   		     16,000,000
Credit Lyonnais Securities 	             16,000,000
Daiwa Securities SMBC                        16,000,000
Danske Bank Securities, Inc.                 16,000,000
Deutsche Bank Securites, Inc.                16,000,000
DZ Bank AG                                   16,000,000
Fleet Securities, Inc.                       16,000,000
Edward D. Jones & Co.                        16,000,000
J.P. Morgan Securities, Inc.                 16,000,000
Loop Capital Markets, LLC                    16,000,000
McDonald Investments, Inc.                   16,000,000
Ormes Capital Markets, Inc.                  16,000,000
Salomon Smith Barney		             16,000,000
Suntrust Capital Markets, Inc.               16,000,000
The Royal Bank of Scotland PLC               16,000,000
Tokyo-Mitsubishi International PLC           16,000,000
Wachovia Securities, Inc.                    16,000,000
Total                                    $2,000,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/25/03	Penny (JC) Co.

Shares            Price         Amount
225,000   	 $99.34	        $223,515

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.65        N/A 	 0.04%	           0.05%

Broker
First Boston Brokerage Co.

Underwriters of Penny (JC) Co.

Underwriters                             Principal Amount
Credit Suisse First Boston Corp.	       $330,000
Fleet Securities, Inc.                           39,000
HSBC Securities                                  39,000
J.P. Morgan Securities, Inc.                    144,000
Wachovia Securities, Inc.                        48,000
Total                                          $600,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
3/6/03  	TXU Energy Co.

Shares            Price         Amount
1,510,000  	$ 100.00	$1,510,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65        N/A 	 0.15%	            0.51%

Broker
Lehman Brothers, Inc. NY

Underwriters of TXU Energy Co.

Underwriters         Principal Amount*
Total                 $1,000,000,000

*Principal amount of underwriters were not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
4/16/03      Equistar Chemical/Funding

Shares            Price          Amount
325,000  	$ 100.00	$325,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.25        N/A 	 0.07%	            0.75%

Broker
Salomon Brothers, Inc.

Underwriters of Equistar Chemical/Funding

Underwriters                    Principal Amount
Banc of America Securities, LLC	    $90,000,000
Citigroup                            90,000,000
Credit Suisse First Boston Corp.     90,000,000
J.P. Morgan Securities               90,000,000
Banc One Capital Markets             15,000,000
Bank of New York                     15,000,000
Credit Lyonnais (US)                 15,000,000
Scotia Capital, Inc.                 15,000,000
SG Cowen Securities Corp.            15,000,000
UBS                                  15,000,000
Total                              $450,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
4/30/03      Liberty Media Corp.

Shares            Price          Amount
2,795,000  	$ 99.63  	$2,784,659

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65        N/A 	 0.28%	            0.75%

Broker
Lehman Brothers Inc. NY

Underwriters of Liberty Media Corp.

   Underwriters                      Principal Amount
Lehman Brothers                          $300,002,000
Citigroup                                 300,001,000
Merrill Lynch & Co.                       300,001,000
Banc of America Securities, LLC	            8,333,000
BNP Paribas                                 8,333,000
BNY Capital Markets                         8,333,000
Credit Lyonnais Securities (USA) Inc.       8,333,000
Deusche Bank Securities, Inc.               8,333,000
Fleet Securities                            8,333,000
ING Financial Markets                       8,333,000
J.P. Morgan Securities                      8,333,000
RBC Capital Markets                         8,333,000
Scotia Capital, Inc.                        8,333,000
TD Securities                               8,333,000
Wachovia Securities, Inc.                   8,333,000
Total                                  $1,000,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/12/03      Arizona Public Service Co.

Shares            Price          Amount
1,395,000  	$ 99.26  	$1,384,677

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.70        N/A 	 0.47%	            1.00%

Broker
Lehman Brothers, Inc. NY

Underwriters of Arizona Public Service Co.

Underwriters     	              Principal Amount
Lehman Brothers, Inc.		        $105,000,000
Citigroup Global Markets, Inc.            75,000,000
Barclays Capital, Inc.			  45,000,000
Banc of America Securities LLC	          12,500,000
Banc One Capital Markets, Inc.		  12,500,000
BNY Capital Markets, Inc. 		  12,500,000
J.P. Morgan Securities, Inc.		  12,500,000
KBC Financial Products USA, Inc.	  12,500,000
UBS Warburg LLC				  12,500,000

Total                                   $300,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/13/03       Aegon N.V.

Shares            Price          Amount
2,400,000  	$ 99.98  	$2,399,520

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45        N/A 	 0.32%	            0.88%

Broker
BA Securities, Inc.

Underwriters of Aegon N.V.

  Underwriters                          Principal Amount
Banc of America Securities, LLC            $290,625,000
Citigroup                                   290,625,000
Banc One Capital Markets                     93,750,000
ABN Amro                                     18,750,000
Credit Suisse First Boston Corp.             18,750,000
J.P. Morgan Securities, Inc.                 18,750,000
UBS                                          18,750,000
Total                                      $750,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/15/03      Capital One Bank

Shares            Price         Amount
1,110,000  	 $99.56  	$1,105,116

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.50        N/A 	 0.19%	            0.63%

Broker
BA Securities Inc.

Underwriters of Capital One Bank

Underwriters               Principal Amount*
Total                       $600,000,000

*Principal amount of underwriters were not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/19/03       Arch Western Finance

Shares            Price          Amount
315,000  	$ 100.00  	$315,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.75        N/A 	 0.05%	            0.37%

Broker
Salomon Brothers, Inc.

Underwriters of Arch Western Finance

  Underwriters                 Principal Amount
Citigroup                          $175,000,000
J.P. Morgan Securities, Inc.        175,000,000
Morgan Stanley                      175,000,000
Bank of New York                     15,750,000
BNP Paribas                           7,000,000
Credit Lyonnais (US)                 17,500,000
Credit Suisse First Boston Corp.     24,500,000
Merrill Lynch & Co.                  24,500,000
PNC Capital Markets                  70,000,000
US Bank NA                           15,750,000
Total                              $700,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/19/03  	Xerox Corporation

Shares            Price         Amount
255,000  	 $100.00  	$255,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.13        N/A 	 0.05%	            0.28%

Broker
Deutsche Morgan Grenfell

Underwriters of Xerox Corporation

  Underwriters                   Principal Amount
Citigroup                           $63,375,000
Deutsche Bank Securities Inc.        63,375,000
Goldman Sachs & Co.                  63,375,000
J.P. Morgan Securities               63,375,000
Merrill Lynch & Co.                  63,375,000
UBS                                  63,375,000
Banc One Capital MArkets             44,479,000
Bear Stearns & Co., Inc.             27,500,000
BNP Paribas                          13,750,000
Credit Suisse First Boston Corp.     11,000,000
Danske Markets                       27,500,000
Fleet Securities                     17,791,000
PNC Capital Markets                  27,730,000
Total                              $550,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/24/03  	HSBC Capital Funding LP

Shares            Price         Amount
1,465,000  	 $100.00  	$1,465,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.00        N/A 	 0.12%	            0.41%

Broker
HSBC Securities

Underwriters of HSBC Capital Funding LP

Underwriters                  Principal Amount*
Total                           $1,250,000,000

*Principal amount of underwriters were not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	  Issue
6/26/03           General Motors Acceptance Corp.

Shares            Price          Amount
1,410,000  	$ 99.20  	$1,398,720

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75        N/A 	 0.11%	           0.36%

Broker
Salomon Brothers, Inc.

Underwriters of General Motors Acceptance Corp.

Underwriters                 Principal Amount*
Total                          $1,250,000,000

*Principal amount of underwriters were not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	  Issue
6/26/03           General Motors Acceptance Corp.

Shares            Price          Amount
2,785,000  	$ 98.62  	$2,746,567

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75        N/A 	 0.09%	            0.44%

Broker
Merrill Lynch MBS, Inc.

Underwriters of General Motors Acceptance Corp.

Underwriters                 Principal Amount*
Total                          $3,000,000,000

*Principal amount of underwriters were not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	  Issue
7/8/03           Goldmand Sachs Group, Inc.

Shares            Price          Amount
3,335,000  	$ 99.87  	$3,330,665

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45        N/A 	 0.17%	            0.60%

Broker
Goldman Sachs and Company

Underwriters of Goldman Sachs Group, Inc.

Underwriters                         Principal Amount
Goldman, Sachs & Co.                   $1,600,000,000
ABN AMRO Incorporated                      20,000,000
Banc of America Securities LLC             20,000,000
Banc One Capital Markets, Inc.             20,000,000
BNP Paribas Securities Corp.               20,000,000
BNY Capital Markets, Inc.                  20,000,000
Cmmerzbank Capital Markets Corp.           20,000,000
Daiwa Securities SMBC Europe Limited       20,000,000
Danske Bank AS                             20,000,000
Guzman & Company                           20,000,000
HSBC Securities (USA) Inc.                 20,000,000
ING Financial Markets LLC                  20,000,000
Edward D. Jones & Co., LP                  20,000,000
J.P. Morgan Securities Inc.                20,000,000
Mellon Financial Markets, LLC              20,000,000
Samuel A. Ramirez & Company, Inc.          20,000,000
Muriel Siebert & Co., Inc.                 20,000,000
Suntrust Capital Markets, Inc.             20,000,000
Tokyo-Mitsubishi International plc         20,000,000
Wachovia Capital Markets, LLC              20,000,000
Wells Fargo Brokerage Services, LLC        20,000,000
Total                                  $2,000,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	  Issue
7/14/03           SLM Corp.

Shares            Price          Amount
3,205,000  	$ 99.03  	$3,173,911

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75        N/A 	 0.43%	            0.85%

Underwriters of SLM Corp.

Underwriters                           Principal Amount
Morgan Stanley & Co., Inc.		   $300,000,000
Citigroup Global Markets, Inc.		    300,000,000
ABN AMRO, Inc.				     18,750,000
Banc of America Securities LLC		     18,750,000
Banc One Capital Markets, Inc.		     18,750,000
Credit Suisse First Boston LLC		     18,750,000
J.P. Morgan Securities, Inc.		     18,750,000
Lehman Brothers, Inc.			     18,750,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.  18,750,000
UBS Warburg LLC				     18,750,000
Total					   $750,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	  Issue
7/15/03       Packaging Corporation of America

Shares            Price          Amount
1,865,000  	$ 99.14  	$1,848,961

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65        N/A 	 0.47%	            1.4%

Broker
Morgan Stanley & Company

Underwriters of Packaging Corporation of America

Underwriters                       Principal Amount*
Total                                  $400,000,000

*Principal amount of underwriters were not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	  Issue
7/22/03           Delphi Corp.

Shares            Price          Amount
805,000  	$ 98.81  	$795,420

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45        N/A 	 0.16%	           0.57%

Broker
Barclays Capital Inc.

Underwriters of Delphi Corp.

   Underwriters                     Principal Amount
Barclays Capital                     $175,000,000
Citigroup                             175,000,000
Banc of America Securities LLC         75,000,000
BNP Paribas                             5,000,000
Credit Suisse First Boston Corp.       10,000,000
Deutsche Bank Securities Inc.           5,000,000
HSBC Securities                         5,000,000
J.P. Morgan Securities                 10,000,000
McDonald Investments Inc.               5,000,000
Morgan Stanley                         10,000,000
Ramirez & Co. Inc.                      5,000,000
Royal Bank of Scotland PLC (US)         5,000,000
Tokyo-Mitsubishi International PLC      5,000,000
UBS                                    10,000,000
Total                                $500,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	  Issue
8/6/03        Miller Brewing Co.

Shares            Price          Amount
3,190,000  	$ 99.23  	$3,165,437

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45        N/A 	 0.29%	           1.06%

Broker
Salomon Brothers Inc.

Underwriters of Miller Brewing Co.

Underwriters                 Principal Amount*
Total                         $1,100,000,000

*Principal amount of underwriters were not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	  Issue
8/6/03        Westpac Capital Trust III

Shares            Price          Amount
3,930,000  	$ 100.00  	$3,930,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.10        N/A 	 0.52%	           1.91%

Broker
SBC Warburg Inc. NY

Underwriters of Westpac Capital Trust III

Underwriters               Principal Amount*
Total                       $750,000,000

*Principal amount of underwriters were not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	  Issue
8/7/03        Medco Health Solutions, Inc.

Shares            Price          Amount
1,530,000  	$ 99.20  	$1,517,760

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.48        N/A 	 0.31%	           1.21%

Broker
Salomon Brothers Inc.

Underwriters Medco Health Solutions, Inc

    Underwriters              Principal Amount
Citigroup                         $101,524,000
Goldman Sachs & Co.                101,524,000
J.P. Morgan Securities             101,524,000
Banc One Capital Markets            50,759,000
Fleet Securities                    39,340,000
Key Capital Corp.                    7,615,000
PNC Capital Markets                  7,615,000
Scotia Capital, Inc.                39,340,000
Wachovia Securities, Inc.           50,759,000
Total                             $500,000,000